UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2023

PROSOMNUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41567	88-2978216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5675 Gibraltar Avenue
Pleasanton, CA	94588
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 537-5337

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	OSAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 25, 2023, the Company, held its 2023 annual meeting of stockholders (the “Annual Meeting”) to consider the proposals as described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2023 (the “Proxy Statement”). A summary of the matters voted upon by the stockholders is set forth below.

Proposal 1

To elect two Class A directors to serve until their respective successors have been duly elected and qualified. The votes cast at the Annual Meeting were as follows:

Class II Director Nominees	For	Against	Withheld	Broker Non-Votes
Leonard Hedge	9,280,124	-	53,077	568,381
Steven Pacelli	9,280,124	-	53,077	568,381

Proposal 2

To approve the ProSomnus, Inc. 2023 Employee Stock Purchase Plan. The votes cast at the Annual Meeting were as follows:

For	Against	Withheld	Broker Non-Votes
9,254,969	78,232	0	568,381

Proposal 3

To consider and vote upon a proposal to approve, for the purposes of complying with Nasdaq Listing Rule 5635(b), the change of control that could result in connection with the issuance of shares underlying the Company’s existing Convertible Notes. The votes cast at the Annual Meeting were as follows:

For	Against	Withheld	Broker Non-Votes
9,319,013	14,188	0	568,381

Proposal 4

To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes cast at the Annual Meeting were as follows:

For	Against	Withheld	Broker Non-Votes
9,811,056	14,000	76,526	0

Available Information

The Company maintains a website at the following address: www.ProSomnus.com. The information on the Company’s website is not incorporated by reference in this report. We make available on or through our website certain reports and amendments to those reports that we file with or furnish to the Securities and Exchange Commission (“SEC”) in accordance with the Securities Exchange Act of 1934, as amended (“Exchange Act”). These include our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. We make this information available on our website free of charge as soon as reasonably practicable after we electronically file the information with, or furnish it to, the SEC. In addition, we routinely post on the “Investors” page of our website news releases, announcements and other statements about our business and results of operations, some of which may contain information that may be deemed material to investors. Therefore, we encourage investors to monitor the “Investors” page of our website and review the information we post on that page.

The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at the following address: http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSOMNUS, INC.

	By:	/s/ Len Liptak
Name: Len Liptak
Title: Chief Executive Officer

Dated: May 25, 2023